Exhibit 99.1

Company Overview: Fall 2024

Forward Looking Statements Certain statements in this presentation constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, results of operations, liquidity, plans and objectives. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “estimate,” “continue,” “anticipate,” “vision,” “intend,” “should,” “plan,” “expect,” “predict,” “potential,” “could,” “will,”“would,” “ongoing,” “presentation,” “future” or the negative of these terms or other similar expressions. Forward-looking statements include, but are not limited to, such matters as: • our ability to manage expansion into the U.S. markets and other markets; • our ability to compete in our industry; • our expectations regarding our financial performance, including our revenue, costs, EBITDA and Adjusted EBITDA; • the sufficiency of our cash, cash equivalents, and investments to meet our liquidity needs; • our ability to mitigate and address unanticipated performance problems on our websites, or platforms; • our ability to attract, retain, and maintain good relations with our customers; • our ability to anticipate market needs or develop new or enhanced offerings and services to meet those needs; • our ability to stay in compliance with laws and regulations, including tax laws, that currently apply or may become applicable to our business both in the U.S. and internationally and our expectations regarding various laws and restrictions that relate to our business; • our ability to anticipate the effects of existing and developing laws and regulations, including with respect to taxation, and privacy and data protection that relate to our business; • our ability to obtain and maintain licenses or approvals with gambling authorities in the U.S. or in other foreign jurisdictions; • our ability to effectively manage our growth and maintain our corporate culture; • our ability to identify, recruit, and retain skilled personnel, including key members of senior management; • our ability to successfully identify, manage, consummate and integrate any existing and potential acquisitions; • our ability to maintain, protect, and enhance our intellectual property; • our ability to manage the increased expenses associated and compliance demands with being a public company; • our ability to maintain our foreign private issuer status; and other factors detailed in our offering documents. The preceding list is not intended to be an exhaustive list of all of our forward-looking statements. The forward-looking statements are based on our beliefs, assumptions and expectations of future performance, taking into account the information currently available to us. These statements are only predictions based upon our current expectations and projections about future events. Please also refer to the "Risk Factors" sections of our quarterly and annual reports filed with the Securities and Exchange Commission (the "SEC"), and our Registration Statement on Form S-1, as amended, which was initially filed with the SEC on December 20, 2023. There are important factors that could cause our actual results, levels of activity, performance or achievements to differ materially from the results, levels of activity, performance or achievements expressed or implied by the forward-looking statements You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Each forward-looking statement speaks only as of the date of the particular statement. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained in this presentation to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. This presentation highlights basic information about us and the proposed offering. Because it is a summary, it does not contain all the information that you should consider before investing. The company has filed with the U.S. Securities and Exchange Commission (“SEC”) a registration statement including a prospectus for the offering to which this presentation relates, but such registration has not been declared effective. HIGH ROLLER TECHNOLOGIES, INC. 2

Explanatory Notes on Use of Non-GAAP Financial Measures We believe “Adjusted EBITDA,” a “non-GAAP financial measure,” as such term is defined under the rules of the SEC, is useful in evaluating our operating performance. We use Adjusted EBITDA to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that Adjusted EBITDA may be helpful to investors because it provides consistency and comparability with past financial performance. However, Adjusted EBITDA is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. A reconciliation is provided within this for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate our business. We reconcile our non-GAAP financial measure of Adjusted EBITDA to our net income (loss), adjusted to exclude interest expense, provision for (benefit from) income taxes, share-based compensation, foreign exchange loss (gain), depreciation and amortization, impairment, and certain charges or gains resulting from non-recurring or irregular events, if any. For the years ended December 31, 2023 and 2022, as well as the 9 months ended September 30, 2024 and 2023, we did not have any such non-recurring events. HIGH ROLLER TECHNOLOGIES, INC. 3

About Us HIGH ROLLER TECHNOLOGIES, INC. 4

Our vision is to lead online casino gaming by delivering one of the most immersive and engaging experiences on the planet. HIGH ROLLER TECHNOLOGIES, INC. 5

Significant Year Over Year Growth Financial highlights as of 12.31.2023* Revenue Average revenue per user Average deposit per user Unique depositors $29.7M $575 $1.5K 49.8K Bets Customer deposits Active users First time depositors $714M $74.7M 51.4K 41.5K +60% YoY +79% YoY HIGH ROLLER TECHNOLOGIES, INC. +11% YoY +114% YoY +24% YoY +77% YoY +73% YoY +44% YoY YoY comparison is for only the year ended December 31, 2023 as compared to the year ended December 31, 2022. Interim period 2024 financial information and quarterly KPIs are presented further below within this presentation. 6

Strong Revenue Growth Potential Through New Market Expansion Size of our existing addressable market: Size of the world iGaming addressable market: Our revenue: Expansion strategy: $3.3B* $29.7M** $135B* Accelerate growth into our existing markets, investment in technology and secure market access to increase addressable market size Data source: H2 Gambling Capital. Year ended December 31, 2023 HIGH ROLLER TECHNOLOGIES, INC. 7

Sizable High Growth Industry Online Gambling ‘iGamingʼ is a high growth industry driven by digital transformation. 2023 2027 Total worldwide gambling*: Total worldwide gambling*: $540 billion $681 billion (projected) Online share: Online share: $135 billion 25% $210 billion (projected) 31% Representing an estimated compound annual growth rate of 9%, the iGaming industry is significantly outperforming the worldwide economy. Data source: H2 Gambling Capital. *iGaming includes online Sports, Bingo, Poker and Lotteries. HIGH ROLLER TECHNOLOGIES, INC. 8

We attracted over 25,000 players in our first year of operation, and doubled our user base in 2023 to over 50,000 players, creating a foundation for scalable growth. HIGH ROLLER TECHNOLOGIES, INC. 9

Launched in December 2023, Fruta.com is strategically positioned for the Latin American market, as well as broad global appeal with a memorable premium brand. 10

Our Brands are Optimized to Enjoy on All Devices HIGH ROLLER TECHNOLOGIES, INC. 11

We Have the World’s Best Online Casino Games Over 4,400 games from more than 70 leading game providers that players know and trust HIGH ROLLER TECHNOLOGIES, INC. 12

Live Casino is a High Growth Vertical 13

Our Marketing Expertise is Our Advantage Extensive marketing experience and key strategic relationships provide us with access to high-value players in current and future target markets Paid Search TV & Radio SEO Affiliate Email & SMS Streaming HIGH ROLLER TECHNOLOGIES, INC. 14

Our Player Acquisition Engine Scales with Investment In 2023, our marketing spend of $13.9M* resulted in $29.7M of revenue SEO Bonus campaigns Above the line Marketing $1 Paid Search VIP management Revenue 24/7 customer support Affiliates Streaming Reactivations $2.13 Retentions Email and SMS Marketing spend for this purpose includes all advertising and promotional expense included in our Statement of Operations, as well as $6.3 million included in direct operating costs related to affiliate revenue share. Capital injection will allow competitive expansion of the most profitable marketing channels, and further development of our retention and personalization engines. Future results may vary materially from historical results and no assurance can be given that such results will be achievable in the future. HIGH ROLLER TECHNOLOGIES, INC. 15

End-to-End Tech Strategy Website and mobile solutions AI driven content management system Platform Desktop Content, supplier and lobby management Casino content and payment supplier integrations Proprietary HIGH ROLLER TECHNOLOGIES, INC. Tablet Mobile (iOS Android) Bonuses, promotions and segmentation Operational automation of key functions Player account management Single source of truth database, real-time data broker Third-Party: Pragmatic 16

Avenues to Regulated Markets Licensing Market Access Joint Venture Applying for a license for a specific market through the local regulatory body, for example, Estonia, Curacao, Ontario, Sweden, Netherlands. Agreement with a local license holder to launch a brand on their license, for example, New Jersey, Pennsylvania. Partnering with a local licensed operator that has a lack of digital knowledge and/or resources, which is common with retail casinos that obtain an online license through regulation. HIGH ROLLER TECHNOLOGIES, INC. In many cases the operator will need to go through an application/license process with the local regulator. 17

Current Markets and Global Expansion Strategy High Roller Team: Malta, Texas, California, Nevada Existing markets HIGH ROLLER TECHNOLOGIES, INC. New markets of interest 18

Quarterly Growth Trends Quarterly Active Players 25.3K +30% YoY HIGH ROLLER TECHNOLOGIES, INC. Active Players Quarterly UDCs 23.2K Unique Depositing Customers UDCs +31% YoY 19

Quarterly Bets Placed (in millions) HIGH ROLLER TECHNOLOGIES, INC. 20

Annual Consolidated Statements of Operations Data In USD 1,000 Revenue Operating expenses: Direct operating costs General and administrative Advertising and promotions Product and software development Loss on impairment of intangible assets Total operating expenses Loss from operations Interest expense, net Loss before income taxes Income tax expense (benefit) Net loss Operating loss margin HIGH ROLLER TECHNOLOGIES, INC. Year ended Year ended December 31, 2023 December 31, 2022 Variance $29,675 $18,492 $11,183 13,648 10,529 7,604 585 — 32,366 (2,691) (114) (2,805) 13 $(2,818) (9%) 7,543 7,232 4,651 1,089 935 21,450 (2,958) (107) (3,065) (7) $(3,058) (16%) 6,105 3,297 2,953 (504) (935) 10,916 267 7 260 20 $240 7% 21

Reconciliation of Annual GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA In USD 1,000 Revenue Net loss Interest expense, net Income tax expense (benefit) Share-based compensation Foreign exchange loss Depreciation and amortization Loss on impairment of intangible assets Adjusted EBITDA Adjusted EBITDA margin HIGH ROLLER TECHNOLOGIES, INC. Year ended Year ended December 31, 2023 December 31, 2022 Variance $29,675 $(2,818) 114 13 218 2,030 60 — $18,492 $(3,058) 107 (7) 113 552 4 935 $11,183 $240 7 20 105 1,478 56 (935) $(383) (1%) $(1,354) (7%) $971 6% 22

Nine Months Ended Unaudited Consolidated Statements of Operations Data In USD 1,000 Revenue Operating expenses: Direct operating costs General and administrative Advertising and promotions Product and software development Total operating expenses Loss from operations Other expense Loss before income taxes Income tax expense (benefit) Net loss Operating loss margin HIGH ROLLER TECHNOLOGIES, INC. Nine months ended Nine months ended September 30, 2024 September 30, 2023 Variance $19,826 $22,484 (2,658) 9,760 7,336 5,775 734 23,605 (3,779) (75) (3,854) — $(3,854) (19%) 10,129 7,521 5,356 435 23,441 (957) (130) (1,087) 9 $(1,096) (4%) (369) (185) 419 299 164 (2,822) 55 (2,767) (9) $(2,758) (15%) 23

Three Months Ended Unaudited Consolidated Statements of Operations Data In USD 1,000 Revenue Operating expenses: Direct operating costs General and administrative Advertising and promotions Product and software development Total operating expenses Loss from operations Other expense Loss before income taxes Income tax expense (benefit) Net loss Operating loss margin HIGH ROLLER TECHNOLOGIES, INC. Three months ended Three months ended September 30, 2024 September 30, 2023 Variance $7,516 $7,569 (53) 3,269 1,879 2,483 359 7,990 (474) (27) (501) — $(501) (3%) 3,234 2,495 1,851 174 7,754 (185) (14) (199) 9 $(208) (3%) 35 (616) 632 185 236 (289) (13) (302) (9) $(293) (0%) 24

Reconciliation of Unaudited Nine Months Ended GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA In USD 1,000 Revenue Net loss Interest expense, net Income tax expense (benefit) Share-based compensation Foreign exchange loss Depreciation and amortization Loss on impairment of intangible assets Adjusted EBITDA Adjusted EBITDA margin HIGH ROLLER TECHNOLOGIES, INC. Nine months ended Nine months ended September 30, 2024 September 30, 2023 Variance $19,826 $22,484 $(2,658) $(3,854) $(1,096) $(2,758) 77 91 (14) — — — 753 165 588 1,084 1,503 (419) 172 5 167 — — — $(1,768) (9%) $668 3% $(2,436) (12%) 25

Reconciliation of Unaudited Three Months Ended GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA In USD 1,000 Three months ended Three months ended September 30, 2024 September 30, 2023 Variance Revenue $7,516 $7,569 $(53) Net loss Interest expense, net $(501) $(208) $(293) 27 29 (2) Income tax expense (benefit) Share-based compensation Foreign exchange loss Depreciation and amortization Loss on impairment of intangible assets Adjusted EBITDA Adjusted EBITDA margin HIGH ROLLER TECHNOLOGIES, INC. — 9 (9) 78 60 18 369 249 120 65 2 63 — — — $38 1% $141 2% $(103) (1%) 26

Unaudited Consolidated Balance Sheet Data September 30, 2024 In USD 1,000 Assets Cash and cash equivalents, and restricted cash Prepaid expenses and other current assets Total current assets Due from affiliates Tangible and intangible assets, net Other non-current assets Total assets Liabilities and Stockholders' Equity (Deficit) Accounts payable Accrued expenses Player liabilities Due to affiliates Short-term unsecured notes payable to stockholders Other current liabilities Total current liabilities Non-current liabilities Total liabilities Stockholders’ equity (deficit) Preferred stock Common stock Additional paid-in capital Accumulated deficit Accumulated other comprehensive income Total stockholders’ equity (deficit) Total liabilities and stockholders' equity (deficit) HIGH ROLLER TECHNOLOGIES, INC. $2,921 977 3,898 1,227 7,721 45 $12,891 $1,658 4,522 791 5,090 500 113 12,674 996 13,670 — 7 22,805 (25,074) 1,483 (779) $12,891 On a pro forma basis after giving effect to the sale of shares of common stock by us in this offering at an assumed public offering price of $8.00 per share, after deducting estimated underwriting discounts and commissions and estimated offering expenses payable by us. 27

Management Team Comprised of Industry Veterans Ben Clemes Chief Executive Officer ● ● ● 18+ years experience in online gaming Co-founder of Gaming Innovation Group, serving as MD and CCO of the platform unit Extensive experience in regulated markets, casino and business development Sven Kaltenegger Chief Marketing Officer ● ● 10+ years experience in online gaming, 25+ years experience in digital marketing Prior to joining High Roller, Sven was CCO at Casimba Gaming after holding marketing roles at LeoVegas and LV Bet HIGH ROLLER TECHNOLOGIES, INC. Kristofer Muscat Chief Operating Officer ● ● Previous COO of Eastbrock Group where he lead operational improvements across Sweden, Malta and Hong Kong Held management position at Gamesys (now Bally’s Interactive) Tony Kjäldström General Manager Malta ● ● 16+ years experience in online gaming Prior to joining High Roller, Tony was COO and CPO at Rootz and prior to that has held senior positions at NordicBet and Gaming Innovation Group Matt Teinert Chief Financial Officer ● ● ● 12+ years experience of full cycle finance and leadership experience Most recently held the position of Director of Accounting & Financial Reporting for Digital Turbine (Nasdaq: APPS) Extensive background in FP&A, compliance, capital markets, strategy and M&A Chris Azzopardi Chief Product Officer ● ● ● 12+ years of experience in online gambling Extensive expertise in launching innovative gaming products in various markets Prior to joining High Roller, Chris worked with industry leaders such as Betsson, Casumo, Aspire Global, and Bitcoin.com 28

Board of Directors Michael Cribari Co-Founder, Chairman ● ● Over 16 years of experience in investing in various European-based iGaming businesses Director of global iGaming company Spike Up Media for the past five years and Chairman of the parent company, Ellmount Interactive AB Kristen Britt Director ● ● Vice President of People & Culture at Anaxi, a subsidiary of Aristocrat Gaming Previously held leadership and management roles at online gaming company Hard Rock Digital and horse racing complex Churchill Downs Brandon Eachus Co-Founder, Director ● ● ● Director of Spike Up Media since 2015 17+ years of experience in executive management roles Shareholder in Ellmount Interactive, overseeing corporate communications, marketing, and finance divisions Jonas Martensson Director ● ● ● ● Strategic Advisor at Mojang Studios, with a focus on social impact and partnerships Served as the CEO of Mojang AB, the creators of Minecraft, from 2014 to 2021 Co-founder of Happy Socks and Mobilebet.com Brings previous board experience from Finnair (Nasdaq) and XLMedia (AIM: XLM) Daniel Bradtke Director ● ● David Weild IV Director ● ● ● ● ● HIGH ROLLER TECHNOLOGIES, INC. Co-Founding Partner at HappyHour.io, a VC dedicated to fostering the growth of emerging iGaming startups 18 years of experience in iGaming, with a proven track record in establishing and exiting multiple ventures including Mobilebet.com and Suomikasino.com Formerly vice chairman of Nasdaq and president of Prudential Financial Founder, chairman, and CEO of investment banking firm Wield Capital, LLC Previously served on the boards of PAVmed (Nasdaq: PAVM), BioSig Technologies (Nasdaq: BSGM), Helium and current board member of Scopus BioPharma, INX, and Emeritus Director of charities 9-11 charity Tuesday’s Children and Dignity Beyond Borders Recognized expert in capital markets and has spoken at the White House and before Congress 29